UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


               Date of Earliest Event Reported: September 22, 2004
                        (date of earliest event reported)



                    RESIDENTIAL ASSET SECURITIES CORPORATION
               --------------------------------------------------
               (Exact name of Registrant as Specified in Charter)


            Delaware                  333-108865               51-0362653
        ------------------           ------------        ---------------------
        (State or Other              (Commission            (I.R.S. Employer
 Jurisdiction of Incorporation)      File Number)        Identification Number)


     8400 Normandale Lake Boulevard, Suite 250, Minneapolis, Minnesota 55437
     -----------------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


       Registrant's telephone number, including area code: (952) 857-7000
                                                           ----- --- ----

                                 Not Applicable
                -----------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


        _________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                    Information to be Included in the Report

Section 8 - Other Events.

ITEM 8.01.     Other Events.

     The financial statements of Financial Guaranty Insurance Company ("FGIC") as of December 31, 2003 and December 31, 2002, and for each of the years in the three-year period ended December 31, 2003, are included in this Form 8-K. The financial statements as of December 31, 2003 and for the periods from December 18, 2003 through December 31, 2003, and from January 1, 2003 through December 17, 2003 have been audited by Ernst & Young LLP. The financial statements as of December 31, 2002 and for each of the years in the two-year period ended
December 31, 2002 have been audited by KPMG LLP. The consents of KPMG LLP and Ernst & Young LLP to the inclusion of their respective audit reports on such financial statements in this Form 8-K and their being referred to as "experts" in the Prospectus Supplement relating to Residential Asset Securities Corporation Home Equity Mortgage Asset-Backed Pass-Through Certificates, Series 2004-KS9, are attached hereto, as Exhibit 23.1 in the case of KPMG LLP and as
Exhibit 23.2 in the case of Ernst & Young LLP. The financial statements of FGIC as of December 31, 2003 and 2002 and for each of the years in the three-year period ended December 31, 2003 are attached hereto as Exhibit 99.1.

     In addition, the unaudited financial statements of FGIC as of June 30, 2004 and for the three-month and six-month periods ended June 30, 2004 and 2003 are attached hereto as Exhibit 99.2.


Section 9 - Financial Statements and Exhibits

ITEM 9.01 (c). Exhibits.


(c) Exhibits (execution copies). The following execution copies of Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed:

          23.1 Consent of KPMG LLP

          23.1 Consent of Ernst & Young LLP

          99.1 Financial statements of FGIC as of December 31, 2003 and 2002, and for each of the years in the three-year period ended December 31, 2003.

          99.2 Financial statements of FGIC as of June 30, 2004, and for the three-month and six-month periods ended June 30, 2004 and 2003.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  RESIDENTIAL ASSET SECURITIES CORPORATION



                                  By:      /s/ Benita Bjorgo
                                  Name:    Benita Bjorgo
                                  Title:   Vice President



Dated:  September 22, 2004

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                                  Exhibit 23.1


                         CONSENT OF INDEPENDENT AUDITORS

The Board of Directors
Financial Guaranty Insurance Company:

We consent to the use of our report dated February 14, 2003 on the predecessor basis financial statements of Financial Guaranty Insurance Company as of December 31, 2002, and for each of the years in the two-year period ended December 31, 2002, included in the Form 8-K of Residential Asset Securities Corporation (the "Registrant"), which is incorporated by reference in the Registrant's registration statement (No. 333-108865), and to the reference to our firm under the heading "Experts" in the Prospectus Supplement relating to the Residential Asset Securities Corporation Home Equity Mortgage Asset-Backed Pass-Through Certificates, Series 2004-KS9.



                                                    /s/KPMG LLP
                                                       KPMG LLP



New York, New York
September, 2004


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                                  Exhibit 23.2


                         CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the caption "Experts" in the Prospectus Supplement of RASC Series 2004-KS9 Trust for the registration of Home Equity Mortgage Asset-Backed Pass-Through Certificates, Series 2004-KS9 in the registration statement on Form S-3 (No. 333-108865) and to the incorporation by reference therein of our report dated February 20, 2004, with respect to the financial statements of Financial Guaranty Insurance Company appearing in the Form 8-K of Residential Asset Securities Corporation dated September 22, 2004, filed with the Securities and Exchange Commission.



                                                      /s/ Ernst & Young LLP



New York, New York
September 22, 2004




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